Recovery of Erroneously Awarded Compensation - Restatement Determination Date:: 2025-09-30	12 Months Ended
Dec. 31, 2025 USD ($)
Erroneously Awarded Compensation Recovery
Restatement Determination Date	Sep. 30, 2025
Aggregate Erroneous Compensation Amount	$ 606,280
Erroneous Compensation Analysis
Recovery of Erroneously Awarded Compensation
In preparing the Consolidated Financial Statements as of and for the three and nine months ended September 30, 2025, Management identified certain adjustments that primarily relate to the understatement of income tax expense due to errors in the accounting for transfer pricing, the correction of deferred tax liabilities on goodwill recorded in purchase accounting, and other income tax entries that impacted prior interim and annual financial statements. In conjunction with the revision, Management also corrected certain other errors that were previously identified and concluded to be immaterial, individually and in aggregate, to the Company’s consolidated financial statements as of and for the relevant periods. These revisions are described in Note 1 and Note 22 of the Company’s consolidated financial statements included in Form 10-K for the fiscal year ended December 31, 2025.
In connection with this revision, and pursuant to the Company’s Clawback Policy, the Committee conducted an analysis to determine whether any incentive-based compensation received by current and former Section 16 executive officers during the applicable three-year look-back period (January 1, 2022 – December 31, 2024) was erroneously awarded.
Restatement and Clawback Analysis
The Committee’s analysis determined that:
•
The restatement had no impact on EBITDA-related compensation metrics used in the Company’s Annual Incentive Plan, as tax expense is excluded from the computation of Adjusted EBITDA. Other AIP metrics such as Currency Neutral Sales Growth, Cash Conversion Cycle, and ESG-related metrics were not affected by the revisions;

•	The 2020 and 2021 LTIP cycles were not affected, as Net Debt Ratio and Total Shareholder Return metrics were not impacted by the revisions;
•	The 2023 LTIP cycle (concluded December 31, 2025) resulted in zero payout because the minimum performance criteria were not met; and
•
The 2022 LTIP awards (for the January 1, 2022 – December 31, 2024 performance period) were erroneously awarded as a result of the restatement. Specifically, the revisions impacted Average Shareholders’ Equity and Net Operating Profit After Tax, which are metrics used to calculate Return on Invested Capital (“ROIC”). The Committee’s quantitative analysis determined that the revised ROIC Improvement percentage for the cumulative period would not have met the threshold performance level of 50 basis points improvement, resulting in a 0% payout (compared to the originally calculated 13.1% payout).

Erroneously Awarded Compensation
As a result of the foregoing analysis, the Committee determined that a total of $606,280 in erroneously awarded compensation related to the 2022 LTIP awards is subject to recovery under the Clawback Policy. Management will use a two-track notice and recovery process of the erroneously awarded 2022-2024 LTIP. On March 9, 2026, clawback notices were issued to all impacted current/former Section 16 Officers who received 2022-2024 LTIP payouts.
•	Recover via outstanding equity: where unvested RSUs are available (IFF will withhold/cancel shares equal to the recovery amount due).
•	Request cash repayment: where no unvested RSUs are available or where local laws limit RSU withholding, IFF will request repayment.